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                                  EXHIBIT 10.25

                          INSTRUCTION TO TRANSFER AGENT

                      REGARDING SWARTZ PRIVATE EQUITY, INC.

                              DATED AUGUST 15, 2000
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                                 August 15, 2000


         Attn:    Don Gress
         Continental Stock Transfer And Trust Company
         2 Broadway
         New York, New York 10004
         Telephone: (212) 845-3200 or (212) 509-4000
         Facsimile: (212) 509-5150

Dear Don Gress:

         Reference is made to that certain Investment Agreement (the "Investment Agreement"), dated on or about August 15, 2000, by and among thehealthchannel.com, a Delaware corporation (the "Company"), and the other signatories thereto (the "Holders") pursuant to which the Company, at times and amounts chosen by the Company, as further described in the Investment Agreement, may issue to the Holder up to Thirty Million Dollars ($30,000,000) in aggregate principal amount of Common Stock of the Company (the "Put Shares"), and warrants (the "Warrants") to purchase Common Stock (the "Warrant Shares") of the Company's.

         A. ISSUANCE OF PUT SHARES. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue unlegended Put Shares in the name of the Holder (or in the name of its nominee, at the Holder's request) from time to time upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of Put Shares to the Holder, (ii) a properly completed and duly executed Put Notice, in the form attached hereto as Exhibit 1, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, (iii) Confirmation (as defined below) and (iv) an opinion of counsel ("Put Opinion of Counsel") in substantially the form of the Put Opinion of Counsel in Composite
Exhibit 2.

         B. ISSUANCE OF WARRANT SHARES. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue unlegended Warrant Shares in the name of the Holder (or in the name of its nominee, at the Holder's request) from time to time upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of Warrant Shares to the Holder, (ii) a properly completed and duly executed Warrant Exercise Form, in the form attached hereto as Exhibit 3, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized
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officer of the Company thereon, (iii) Confirmation (as defined below) and (iv)
an opinion of counsel ("Warrant Opinion of Counsel") in substantially the form of the Commitment Opinion of Counsel (in the case of the Commitment Warrant) or the Put Opinion of Counsel (in the case of the Purchase Warrant), each in COMPOSITE EXHIBIT 4.

         C. LEGEND FREE CERTIFICATES. So long as you have previously received either: (A)(i) written confirmation from counsel to the Company (which counsel may be in-house legal counsel) that a registration statement covering resales of the Put Shares and Warrant Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (ii) a copy of such registration statement, or (B) written confirmation from counsel to the Company (which counsel may be in-house legal counsel) that a public sale or transfer of such Security may be made without registration under the Act, ((A) or (B) above, as applicable, is referred to as a "Confirmation"), certificates representing the Put Shares and Warrant Shares shall not bear any legend restricting transfer of the Put Shares or Warrant Shares and should not be subject to any stop-transfer restriction.

         If you have not previously received Confirmation, then the Put Shares shall not be issued, and the certificates representing the Warrant Shares shall be issued, but shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

provided, however, that the Company may from time to time notify you to place stop-transfer restriction on the certificates for outstanding Put Shares and Warrant Shares in the event a registration statement covering resales of the Put Shares and the Warrant Shares is subject to amendment for events then current.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Investment Agreement.
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Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (949) 631-8317.

                                                 Very truly yours,

                                                 THEHEALTHCHANNEL.COM


                                                 By:
                                                    ---------------------------
                                                     Donald Shea, CEO





Agreed and Acknowledged:
TRANSFER AGENT                                   HOLDER

CONTINENTAL STOCK TRANSFER AND TRUST             SWARTZ PRIVATE EQUITY, LLC
COMPANY

By:                                              By:
   ---------------------------                      ---------------------------
    Don Gress, Vice President                        Eric S. Swartz, Manager



Date: August 15, 2000                                   Date: August 15, 2000

Enclosures
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                             ATTACHED EXHIBITS 1 - 4